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                                                                                                                  EXHIBIT 99.3
                                                IA GLOBAL, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                       NINE MONTHS ENDED

Exchange Rate                                                         106.3223 c        107.4058 c
                                                 Historical
                                               IA Global, Inc.        Less           Historical
                                               & Subsidiaries   Rex Tokyo Co Ltd  Rex Tokyo Co Ltd
                                                 Unaudited          Unaudited         Unaudited      Pro Forma      Pro Forma
                                                 9/30/2004        3/19-3/31/04      1/1-3/31/04     Adjustments      Combined
                                               ---------------  ----------------  ----------------  -----------    -----------
REVENUE ......................................  $ 19,861,664      $(1,101,025)       $6,740,409      $       -     $25,501,048

COST OF SALES ................................    16,502,479         (715,926)        5,192,539              -      20,979,092
                                                ------------      -----------        ----------      ---------     -----------

GROSS PROFIT .................................     3,359,185         (385,099)        1,547,870              -       4,521,956
                                                ------------      -----------        ----------      ---------     -----------

EXPENSES:
  Selling, general and administrative ........     4,113,842         (251,819)        1,067,717              -       4,929,740
  Writedown of fixed assets ..................        95,719                -                 -              -          95,719
                                                ------------      -----------        ----------      ---------     -----------
   Total expenses ............................     4,209,561         (251,819)        1,067,717              -       5,025,459
                                                ------------      -----------        ----------      ---------     -----------

OPERATING PROFIT (LOSS) ......................      (850,376)        (133,280)          480,153              -        (503,503)
                                                ------------      -----------        ----------      ---------     -----------

OTHER INCOME (EXPENSE):
  Interest income ............................         9,867             (786)            2,410              -          11,491
  Interest expense ...........................       (40,886)              14                 -              -         (40,872)
  Other income ...............................       230,972           (2,648)           40,915              -         269,239
  Loss on equity investment in QuikCAT                                                                                       -
         Australia Pty Ltd ...................       (43,229)               -                 -              -         (43,229)
  Foreign currency translation adjustment ....         2,255                -                 -              -           2,255
                                                ------------      -----------        ----------      ---------     -----------
   Total other income (expenses) .............       158,979           (3,420)           43,325              -         198,884
                                                ------------      -----------        ----------      ---------     -----------

PROFIT (LOSS) BEFORE MINORITY INTERESTS
  AND INCOME TAXES ...........................      (691,397)        (136,700)          523,478              -        (304,619)

MINORITY INTERESTS ...........................        67,480          (31,858)                -        104,659  d      140,281
                                                ------------      -----------        ----------      ---------     -----------

LOSS BEFORE INCOME TAXES .....................      (758,877)        (104,842)          523,478       (104,659)       (444,900)

INCOME TAXES:
  Current ....................................       237,195          (56,047)          258,519              -         439,667
  Deferred ...................................        52,894                -                 -              -          52,894
                                                ------------      -----------        ----------      ---------     -----------

NET PROFIT (LOSS) ............................    (1,048,966)         (48,795)          264,959       (104,659)       (937,461)

Deemed dividends .............................             -                -                 -              -               -
                                                ------------      -----------        ----------      ---------     -----------

NET PROFIT (LOSS) APPLICABLE TO COMMON .......  $ (1,048,966)     $   (48,795)       $  264,959      $(104,659)    $  (937,461)
                                                ============      ===========        ==========      =========     ===========
  SHAREHOLDERS ...............................

Per Share Data ...............................
Net loss .....................................                                                                     $     (0.01)
                                                                                                                   ===========
Weighted average shares outstanding ..........                                                                      74,369,554
                                                                                                                   ===========

     The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

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      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(a) The estimated purchase price and the preliminary adjustments to historical book value of Rex Tokyo as a result of the acquisition are as follow:

         Purchase price:

         Cash ..................................................  $  941,000 (1)
         Stock .................................................     138,600 (2)
                                                                  ----------
                                                                   1,079,600
                                                                  ----------

         Net Assets Acquired  as of September 30, 2003:

         Total Assets ..........................................   4,301,000 (3)
         Liabilities ...........................................  (4,558,000)(3)
                                                                  ----------

         Net Assets ............................................    (257,000)
                                                                  ----------
         Purchase price in excess of net assets acquired .......  $1,336,600
                                                                  ==========

         Preliminary allocation of purchase price in excess of net assets acquired:

         Identifiable intangible assets ........................  $  234,000
         Goodwill ..............................................   1,058,600
         Unrealized exchange loss ..............................      44,000
                                                                  ----------
         Total .................................................  $1,336,600
                                                                  ==========

         (1) We used our working capital to fund the cash portion of the purchase price.

         (2) Reflects 462,000 shares of common stock at $.30 per share, which is the average closing price for the five days prior to closing.

         (3) Purchase allocation to tangible assets is a preliminary estimate made by management. The estimate assumes that historical values of tangible assets approximate fair value. The excess purchase over tangible assets is allocated to intangible assets. Management is currently reviewing the valuation of the intangible assets and it is subject to revision as a more detailed analysis is completed and additional information on the fair values of the assets and liabilities is available. Final purchase accounting adjustments may differ materially from the pro forma financial information.

                                      - 5 -
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(b)      To reflect the elimination of historical common stock and accumulated earnings of Rex Tokyo.

(c) Translation of Foreign Currencies: The functional currency of Rex Tokyo's operations is the Japanese yen. Assets and liabilities denominated in foreign currencies are translated at end-of-period exchange rates. Income, expenses and cash flows are translated using weighted-average exchange rates for the period. The resulting currency translation adjustments are reported in accumulated other comprehensive income. We include in earnings the realized currency exchange gains and losses resulting from transactions. Realized currency exchange gains and losses were immaterial during the twelve months ended September 30, 2003 and the nine months ended September 30, 2004.

(d)      Adjustments to reflect the minority interest in Rex Tokyo's net income.

(e) To reflect the amortization of identifiable intangible assets over 8.8 years.


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